UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2005
Commission File Number: 000-51461
Unica Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of incorporation) 170 Tracer Lane Waltham, Massachusetts (Address of principal executive offices)	04-3174345 (IRS Employer Identification Number) 02451-1379 (zip code)
(781) 839-8000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1 Consent of Deloitte & Touche LLP
EX-99.2 Independent Auditors' Report dated November 28, 2005
EX-99.3 Unaudited Pro Forma Combined Financial Statement

Explanatory Note
On December 22, 2005, Unica Corporation filed a Current Report on Form 8-K with the Securities and Exchange Commission, which excluded certain financial statements that were not available at the time of filing. This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 to provide the required financial statements and pro forma financial information in connection with the acquisition of MarketSoft Software Corporation. Except as identified in the prior sentence, no other items included in the Current Report on Form 8-K have been amended.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The disclosures and qualifications in Item 1.01 are incorporated into this Item 2.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Attached hereto as Exhibit 99.2 and incorporated by reference herein are the audited balance sheets of MarketSoft Software Corporation as of June 30, 2004 and 2005 and the related statements of operations, redeemable convertible preferred stock and stockholders’ deficit and cash flows for the years then ended, together with the auditors’ report thereon and the unaudited balance sheet of MarketSoft Software Corporation as of September 30, 2005 and the related unaudited statements of operations and cash flows for the three months ended September 30, 2004 and 2005, and the unaudited statement of redeemable convertible preferred stock and stockholders’ deficit for the three months ended September 30, 2005.
(b) Pro Forma Financial Statements.
Attached hereto as Exhibit 99.3 and incorporated by reference herein is the unaudited pro forma combined balance sheet of Unica Corporation and Subsidiaries and MarketSoft Software Corporation as of September 30, 2005 and the unaudited pro forma combined statement of operations of Unica Corporation and Subsidiaries and MarketSoft Software Corporation for the year ended September 30, 2005.
(d) Exhibits

*10.1	Asset Purchase Agreement, dated as of December 20, 2005, by and among Unica Corporation, MarketSoft Software Corporation and Robert G. Hiss, as Stockholder Representative.

23.1	Consent of Deloitte & Touche LLP.

*99.1	Press release issued by Unica Corporation on December 20, 2005.
99.2 Audited financial statements of MarketSoft Software Corporation for the years ended June 30, 2004 and 2005 and unaudited financial statements of MarketSoft Software Corporation for the three months ended September 30, 2004 and 2005.
99.3 Unaudited pro forma combined financial statements for Unica Corporation and Subsidiaries and MarketSoft Software Corporation.

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICA CORPORATION

By:	/s/ Richard M. Darer

Name:	Richard M. Darer
Title:	Vice President and Chief Financial Officer
Dated: February 10, 2006